NAVISTAR FINANCIAL CORPORATION
                                            AND SUBSIDIARIES


                                                                   Exhibit 24

                                            POWER OF ATTORNEY

      Each person whose signature appears below does hereby make, constitute and appoint John J. Bongiorno, Phyllis E. Cochran and William W. Jones and each of them acting individually, true and lawful attorneys-in-fact and agents with power to act without the other and with full power of substitution, to exe-cute, deliver and file, for and on such person's behalf, and in such person's name and capacity or capacities as stated below, any amendment, exhibit or supplement to the Form 10-K Report making such changes in the report as such attorney-in-fact deems appropriate.


                                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

        Signature                                Title                                    Date


/s/  JOHN J. BONGIORNO               President and Chief Executive                  January 27, 1995
     John J. Bongiorno               Officer; Director
                                     (Principal Executive Officer)


/s/  R. WAYNE CAIN                   Vice President and                             January 27, 1995
     R. Wayne Cain                   Treasurer; Director
                                     (Principal Financial Officer)


/s/  JAMES C. COTTING                           Director                            January 27, 1995
     James C. Cotting



/s/  PHYLLIS E. COCHRAN              Vice President and                             January 27, 1995
     Phyllis E. Cochran              Controller; Director
                                     (Principal Accounting Officer)


/s/  THOMAS M. HOUGH                            Director                            January 27, 1995
     Thomas M. Hough

                                     NAVISTAR FINANCIAL CORPORATION
                                            AND SUBSIDIARIES




                                         SIGNATURES (Continued)

        Signature                                Title                                    Date




/s/  JOHN R. HORNE                              Director                            January 27, 1995
     John R. Horne



/s/  ROBERT C. LANNERT                          Director                            January 27, 1995
     Robert C. Lannert



/s/  ROBERT I. MORRISON                         Director                            January 27, 1995
     Robert I. Morrison



/s/  THOMAS D. SILVER                           Director                            January 27, 1995
     Thomas D. Silver